UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15776 Laguna Canyon Road, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Boot Barn Holdings, Inc. (the “Company”) on July 2, 2015 (the “Initial Filing”). On June 29, 2015, pursuant an Agreement and Plan of Merger, (the “Merger Agreement”), dated as of May 29, 2015, by and among the Company, Boot Barn, Inc., Rodeo Acquisition Corp., a wholly owned subsidiary of Boot Barn, Inc. (“Merger Sub”), Sheplers Holding Corporation (“Sheplers Parent”) and Gryphon Partners III, L.P., individually solely in its capacity as Guarantor (as defined in the Merger Agreement) for purposes of Section 8.1(a)(i) thereto, and otherwise solely in its capacity as the Sellers’ Representative (as defined in the Merger Agreement), Merger Sub was merged with and into Sheplers Parent (the “Merger”), with Sheplers Parent continuing after the Merger as the surviving corporation and an indirect wholly-owned subsidiary of the Company. This Amendment No. 1 is being filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01                   Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired

The following financial statements are filed as Exhibits to this report and incorporated by reference:

•                  The consolidated audited financial statements of Sheplers Holding Corporation and Subsidiary as of July 27, 2014 and July 28, 2013 and for the years ended July 27, 2014 and July 28, 2013, and the notes related thereto, and the related independent auditors’ report of McGladrey LLP, are incorporated by reference to Exhibit 99.1 hereto.

•                  The unaudited interim consolidated financial statements of Sheplers Holding Corporation and Subsidiary as of April 26, 2015 and April 27, 2014 and for the nine months ended April 26, 2015 and April 27, 2014, and the notes related thereto are incorporated by reference to Exhibit 99.2 hereto.

(b)  Unaudited Pro Forma Financial Information

The following information is filed as Exhibits to this report and incorporated by reference:

•                  The unaudited pro forma condensed combined consolidated balance sheet as of June 27, 2015 and the consolidated statements of operations for the year ended March 28, 2015 and for the three months ended June 27, 2015 is incorporated by reference to Exhibit 99.3 hereto.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits

Exhibit 23.1	Consent of McGladrey LLP.

Exhibit 99.1

The consolidated audited financial statements of Sheplers Holding Corporation and Subsidiary as of July 27, 2014 and July 28, 2013 and for the years ended July 27, 2014 and July 28, 2013, and the notes related thereto, and the related independent auditors’ report of McGladrey LLP.

Exhibit 99.2

The unaudited interim consolidated financial statements of Sheplers Holding Corporation and Subsidiary as of April 26, 2015 and April 27, 2014 and for the nine months ended April 26, 2015 and April 27, 2014, and the notes related thereto.

Exhibit 99.3

The unaudited pro forma condensed combined consolidated balance sheet as of June 27, 2015 and the consolidated statements of operations for the year ended March 28, 2015 and for the three months ended June 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

September 14, 2015	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Chief Financial Officer

Exhibit List

Exhibit No.	Description of Exhibits

Exhibit 23.1	Consent of McGladrey LLP.

Exhibit 99.1

The consolidated audited financial statements of Sheplers Holding Corporation and Subsidiary as of July 27, 2014 and July 28, 2013 and for the years ended July 27, 2014 and July 28, 2013, and the notes related thereto.

Exhibit 99.2

The unaudited interim consolidated financial statements of Sheplers Holding Corporation and Subsidiary as of April 26, 2015 and April 27, 2014 and for the nine months ended April 26, 2015 and April 27, 2014, and the notes related thereto.

Exhibit 99.3

The unaudited pro forma condensed combined consolidated balance sheet as of June 27, 2015 and the consolidated statements of operations for the year ended March 28, 2015 and for the three months ended June 27, 2015.